Exhibit 99.1

Depomed Reports Third Quarter 2016 Financial Results

- Third Quarter Revenues of $111 million -

- Conference Call Scheduled for Today at 4:30 PM EST; Dial-In Information Below -

NEWARK, CA., November 7, 2016 — Depomed, Inc. (Nasdaq:DEPO) today reported financial results and highlighted operational achievements for the quarter ended September 30, 2016.

“Although our third quarter revenues increased by 5% over the previous year’s quarter, they did not meet our expectations, as several factors, including a disconnect between prescription demand and wholesaler shipments, influenced net sales of the NUCYNTA franchise and Gralise.  Prescriptions for NUCYNTA ER grew 4% over the second quarter, while shipments to wholesalers were down 1%.  Prescriptions for NUCYNTA and Gralise were equal to the second quarter, however, shipments were down 6% and 12%, respectively,” said Jim Schoeneck, President and CEO of Depomed. “In addition, we made adjustments to our reserve accounts, including managed care and PBM rebate submissions from prior quarters, which impacted our product net sales.”

Continued Mr. Schoeneck, “For the rest of 2016 and beyond, we are fully committed to continuing the successful relaunch of our Nucynta franchise and building prescription demand for our products.  For the third quarter, NUCYNTA ER reached all time high monthly market share and total prescriptions, with year-over-year prescription growth of approximately 20%. In addition, the rest of our portfolio achieved revenues of $45 million, an increase of 13% year-over-year.  Finally, Depomed’s recent NUCYNTA ANDA patent litigation win marked a major milestone for the company, giving us more than 9 years to continue to grow the NUCYNTA franchise, with exclusivity established until December 2025.”

Business and Financial Highlights

•                                          Third quarter 2016 revenues were $111 million, compared to $105 million for third quarter of 2015, an increase of 5%

•                                          Quarterly net loss of ($12.9) million or ($0.21) per share

•                                          Quarterly non-GAAP adjusted earnings of $20.9 million, or $0.28 per share

•                                          Quarterly non-GAAP adjusted EBITDA of $35.4 million

•                                          Favorable District Court ruling in the company’s patent litigation against all three filers of Abbreviated New Drug Applications (ANDAs) of the NUCYNTA franchise with expected market exclusivity until December 2025

•                                          Settlement agreement reached with Starboard Value LP including the addition of three independent directors, James P. Fogarty, Robert G. Savage and James L. Tyree, to Depomed’s Board of Directors

•                                          Introduction of a new aspartame-free formulation of CAMBIA® (diclofenac potassium for oral solution)

NUCYNTA Franchise Highlights

•                                          Third quarter 2016 net sales of $65 million

•                                          Net sales of $396 million since acquisition on April 2, 2015

•                                          NUCYNTA ER reached record all-time monthly high prescription volume of over 30,000 reached in August, an increase of 20.4% over August 20151

•                                          NUCYNTA ER reached record all-time monthly high market share of 6.85% of branded long acting opioids and 1.99% of total long acting opioids in September1

Product Portfolio Highlights

•                                          Gralise® third quarter 2016 net sales were $21 million

•                                          Cambia® third quarter 2016 net sales were a record $9.1 million, an increase of 29% compared to $7 million in the same period last year. Cambia total branded market share reached an all-time high in August1

•                                          Lazanda® third quarter 2016 net sales were a record $8.2 million, an increase of 50% compared to $5.4 million in the same period last year. Lazanda total market share reached an all-time high in September1

1 Source: SHA IDV

REVENUES (GAAP BASIS)

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Product sales, net:
Nucynta products[1]	$65,287	$64,936	$206,568	$121,597
Gralise	20,640	21,116	63,451	59,317
Cambia	9,110	7,058	22,900	19,268
Lazanda	8,181	5,440	19,093	12,475
Zipsor	7,085	6,176	19,379	18,035
Total product sales, net	110,303	104,726	331,391	230,692

Royalties	221	130	595	872

Total revenues (GAAP Basis)	$110,524	$104,856	$331,986	$231,564

1 Nucynta acquisition completed April 2015

Updated 2016 Financial Outlook

Depomed is updating its 2016 financial guidance as follows:

	Updated Guidance	Prior Guidance
Total Revenue	$455 to $465 million	$480 to $505 million
GAAP SG&A Expense	$204 to $208 million	Previously not given
GAAP R&D Expense	$33 to $36 million	Previously not given
Non-GAAP SG&A Expense	$183 to $187 million	$185 to $190 million
Non-GAAP R&D Expense	$32 to $35 million	$28 to $35 million
GAAP Net Loss	$43 to $49 million	Previously not given
Non-GAAP Adjusted Earnings	$79 to $85 million	$95 to $105 million
Non-GAAP Adjusted EBITDA	$152 to $160 million	$175 to $190 million

The Company is now providing GAAP net loss and GAAP expense guidance as the Company is now able to estimate its non-recurring costs for the remainder of 2016.

Non-GAAP Financial Measures

In this press release, Depomed includes information about non-GAAP adjusted earnings, non-GAAP adjusted earnings per share, non-GAAP adjusted EBITDA, and other non-GAAP financial measures, as useful operating metrics for the three month and six periods ended September 30, 2016 and 2015 and its full year 2016 financial outlook.

The Company believes that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provides relevant and useful supplementary information to analysts, investors, lenders, and our management in assessing the Company’s performance and liquidity. The Company uses these non-GAAP financial measures in connection with its own planning and forecasting purposes, and in part, in the determination of bonuses for executive officer and employees.

The Company uses non-GAAP adjusted earnings and non-GAAP adjusted earnings per share to evaluate its period-over-period operating performance because it provides supplementary information on the results of the primary operations of the Company that more consistently correlates with the Company’s underlying operating cash flows of the business by removing non-cash gains or losses and non-recurring cash gains or losses.  This measure may also be useful to investors and analysts in evaluating the underlying operating performance of the business.

Non-GAAP adjusted earnings and non-GAAP adjusted earnings per share are not based on any standardized methodology prescribed by GAAP and represent GAAP net loss and GAAP net loss per share adjusted to exclude (1) amortization and non-cash adjustments related to product acquisitions, (2) non-cash stock-based compensation expense, (3) non-cash interest expense related to debt, (4) non-recurring costs associated with the Company’s defense against the Horizon Pharma hostile takeover bid in 2015 and costs associated with the special meeting requests made by an activist investor in 2016, and by excluding (5) the non-cash portion of income tax benefit/expense related to the period.

The Company uses non-GAAP adjusted EBITDA to evaluate its period-over-period operating performance because it provides supplementary information on the results of the primary operations of the Company before investing and financing income and expense and taxes. This measure may be useful to lenders and other parties to evaluate our credit worthiness.  This measure may also be useful to investors and analysts in evaluating the underlying operating performance of the business.

Non-GAAP adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and represents GAAP net loss adjusted to exclude (1) amortization and non-cash adjustments related to product acquisitions, (2) non-cash stock-based compensation expense, (3) depreciation, (4) taxes, (5) non-recurring costs associated with the Company’s defense against the Horizon Pharma hostile takeover bid in 2015 and costs associated with the special meeting requests made by an activist investor in 2016, (6) interest income and expense, and (7) non-recurring transaction costs associated with product acquisitions. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net loss or other financial measures calculated in accordance with GAAP.

Conference Call

Depomed will host a conference call today, Monday, November 7th, beginning at 4:30 p.m. EST (1:30 p.m. PST) to discuss its results. Participants can access the call by dialing (866) 643-3010 (United States) or (857) 270-6032 (International) referencing conference ID 11112362. The conference call will also be available via a live webcast under the Investor Relations section of Depomed’s website at http://www.Depomed.com. Access the website 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the Company’s website for three months.

About Depomed

Depomed is a leading specialty pharmaceutical company focused on enhancing the lives of the patients, families, physicians, providers and payors we serve through commercializing innovative products for pain and neurology related disorders. Depomed markets six medicines with areas of focus that include mild to severe acute pain, moderate to severe chronic pain, neuropathic pain, migraine and breakthrough cancer pain. Depomed is headquartered in Newark, California. To learn more about Depomed, visit www.depomed.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. The statements that are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to the commercialization of NUCYNTA ER, NUCYNTA, Gralise, CAMBIA, Zipsor and Lazanda, Depomed’s financial outlook for 2016 and expectations regarding financial results and potential business opportunities and other risks detailed in the company’s Securities and Exchange Commission filings, including the company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the company’s plans or objectives will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)
Revenues:
Product sales, net	$110,303	$104,726	$331,391	$230,692
Royalties	221	130	595	872
Total revenues	110,524	104,856	331,986	231,564

Costs and expenses:
Cost of sales	20,243	20,914	64,757	46,891
Research and development expense	10,412	4,629	23,477	11,201
Selling, general and administrative expense	51,574	49,065	156,036	141,015
Amortization of intangible assets	27,037	27,013	81,111	56,284
Total costs and expenses	109,266	101,621	325,381	255,391

Income (loss) from operations	1,258	3,235	6,605	(23,827)
Other income	113	62	310	180
Loss on prepayment of senior notes	—	—	(5,777)	—
Interest expense	(20,307)	(22,634)	(63,182)	(50,733)
Benefit from income taxes	6,042	7,552	17,692	29,310
Net loss	$(12,894)	$(11,785)	$(44,352)	$(45,070)

Basic and diluted net loss per share	$(0.21)	$(0.20)	$(0.73)	$(0.75)
Shares used in calculating basic and diluted net loss per share	61,422,015	60,320,369	61,163,059	59,960,507

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30,	December 31,
	2016	2015

Cash, cash equivalents and marketable securities	$137,093	$209,768
Accounts receivable	87,385	71,687
Inventories	11,258	10,494
Income taxes receivable	14,509	6,358
Property and equipment, net	16,065	14,794
Intangible assets, net	927,884	1,008,994
Deferred tax assets	42,344	22,995
Prepaid and other assets	13,148	12,159
Total assets	$1,249,686	$1,357,249

Accounts payable	18,471	12,805
Income tax payable	543	—
Interest payable	13,768	18,672
Accrued liabilities	53,363	62,931
Accrued rebates, returns and discounts	124,672	121,058
Senior notes	465,453	563,012
Convertible notes	248,735	237,313
Contingent consideration liability	14,949	14,971
Other liabilities	19,001	11,432
Shareholders’ equity	290,731	315,055
Total liabilities and shareholders’ equity	$1,249,686	$1,357,249

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EARNINGS

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss	$(12,894)	$(11,785)	$(44,352)	$(45,070)
Non-cash interest expense on debt	4,460	4,051	13,861	11,456
Intangible amortization related to product acquisitions	27,037	27,013	81,111	56,284
Inventory step-up related to product acquisitions	—	786	16	5,988
Product sales benefit related to product acquisitions	—	—	—	10,466
Contingent consideration related to product acquisitions	686	(134)	1,593	(2,029)
Stock based compensation	4,364	3,631	12,602	9,697
Non-cash income tax adjustment	(4,739)	(2,076)	(19,200)	(13,292)
Other costs (1)	2,015	3,405	2,942	3,620
Non-GAAP adjusted earnings	$20,929	$24,891	$48,573	$37,120
Add interest expense of convertible debt, net of tax (2)	2,091	2,156	6,275	6,470
Numerator	$23,020	$27,047	$54,848	$43,590
Shares used in calculation (2)	81,940	81,830	81,370	81,110
Non-GAAP adjusted earnings per share (2)	$0.28	$0.33	$0.67	$0.54

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company’s defense of Horizon Pharma’s hostile takeover attempt

(2) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss	$(12,894)	$(11,785)	$(44,352)	$(45,070)
Intangible amortization related to product acquisitions	27,037	27,013	81,111	56,284
Inventory step-up related to product acquisitions	—	786	16	5,988
Product sales benefit related to product acquisitions	—	—	—	10,466
Contingent consideration related to product acquisitions	686	(134)	1,593	(2,029)
Stock based compensation	4,364	3,631	12,602	9,697
Interest and other income	(113)	(62)	(310)	(180)
Interest expense	19,666	22,027	67,001	49,036
Depreciation	646	682	1,908	1,730
Benefit from income taxes	(6,042)	(7,552)	(17,692)	(29,310)
Other costs (1)	2,015	3,405	2,942	3,620
Transaction costs	—	150	45	12,267
Non-GAAP adjusted EBITDA	$35,365	$38,161	$104,864	$72,499

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company’s defense of Horizon Pharma’s hostile takeover attempt

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

(in thousands)

(unaudited)

	Three Months Ended				Three Months Ended
	September 30, 2016				September 30, 2015
	GAAP			Non-GAAP	GAAP			Non-GAAP
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted

Total revenues	110,524	—		110,524	104,856	—		104,856
Cost of sales	20,243	(11	)(a)	20,232	20,914	(790	)(a)	20,124
Research and development expense	10,412	(121	)(b)	10,291	4,629	(37	)(b)	4,592
Selling, general and administrative expense	51,574	(6,324	)(c)	45,250	49,065	(6,254	)(c)	42,811
Amortization of intangible assets	27,037	(27,037	)(d)	—	27,013	(27,013	)(d)	—
Interest expense	(20,307)	(5,069	)(e)	(15,238)	(22,634)	(4,658	)(e)	(17,976)
Benefit from (provision for) income taxes	6,042	(4,739	)(f)	1,303	7,552	(2,076	)(f)	5,476
Net (loss)/adjusted earnings	(12,894)	33,823	(g)	20,929	(11,785)	36,676	(g)	24,891

Explanation of adjustments:

(a) Inventory step-up related to product acquisitions and stock based compensation

(b) Stock-based compensation

(c) Non-recurring costs (Horizon Pharma and activist investor costs) of $2,014 and $3,405, stock-based compensation of $4,232 and $3,590, contingent consideration of $78 and ($741) for the three months ended in September 30, 2016 and 2015, respectively

(d) Amortization of intangible assets

(e) Non-cash interest expense of $4,460 and $4,051, contingent consideration of $609 and $607 for the three months ended in September 30, 2016 and 2015, respectively

(f) Non-cash taxes

(g) Calculated by taking (f) minus sum of (a) through (e)

	Nine Months Ended				Nine Months Ended
	September 30, 2016				September 30, 2015
	GAAP			Non-GAAP	GAAP			Non-GAAP
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted

Total revenues	331,986	—		331,986	231,564	10,466	(a)	242,030
Cost of sales	64,757	(43	)(b)	64,714	46,891	(5,997	)(b)	40,894
Research and development expense	23,477	(329	)(c)	23,148	11,201	(219	)(c)	10,982
Selling, general and administrative expense	156,036	(14,979	)(d)	141,057	141,015	(9,363	)(d)	131,652
Amortization of intangible assets	81,111	(81,111	)(e)	—	56,284	(56,284	)(e)	—
Loss on prepayment of Senior Notes	5,777	(777	)(f)	5,000	—	—		—
Interest expense	(63,182)	(14,886	)(g)	(78,068)	(50,733)	(13,153	)(g)	(63,886)
Benefit from (provision for) income taxes	17,692	(19,200	)(h)	(1,508)	29,310	(13,292	)(h)	16,018
Net (loss)/adjusted earnings	(44,352)	92,925	(i)	48,573	(45,070)	82,190	(i)	37,120

Explanation of adjustments

(a) Product sales benefit related to product acquisition

(b) Inventory step-up related to product acquisitions and stock based compensation

(c) Stock-based compensation

(d) Non-recurring costs (Horizon Pharma and activist investor costs) of $2,942 and $3,620, stock-based compensation of $12,246 and $9,469 contingent consideration of ($209) and $(3,726) for the nine months ended in September 30, 2016 and 2015, respectively

(e) Amortization of intangible assets

(f) Non-cash acceleration of debt discount

(g) Non-cash interest expense of $13,861 and $11,456 contingent consideration of $1,802 and $1,697 for the nine months ended in September 30, 2016 and 2015, respectively

(h) Non-cash taxes

(i) Calculated by taking (a) plus (h) minus sum of (b) through (g)

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EARNINGS

GUIDANCE FOR THE YEAR ENDING DECEMBER 31, 2016

(in millions)

GAAP net loss	$(43) - (49)
Non-cash interest expense on debt	18 -19
Intangible amortization related to product acquisitions	108
Contingent consideration related to product acquisitions	2 - 3
Stock based compensation	16 - 18
Non-cash income tax adjustment	(21) - (25)
Other costs (1)	4 - 6
Non-GAAP adjusted earnings	$79 - 85

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

GUIDANCE FOR THE YEAR ENDING DECEMBER 31, 2016

(in millions)

GAAP net loss	$(43) - (49)
Intangible amortization related to product acquisitions	108
Contingent consideration related to product acquisitions	2 - 3
Stock based compensation	16 - 18
Interest expense	86 - 88
Depreciation	2 -3
Benefit from income taxes	(18) - (22)
Other costs (1)	4 - 6
Non-GAAP adjusted EBITDA	$152 - 160

RECONCILIATION OF GAAP SG&A EXPENSE TO NON-GAAP SG&A EXPENSE

GUIDANCE FOR THE YEAR ENDING DECEMBER 31, 2016

(in millions)

GAAP SG&A expense	$204 - 208
Stock based compensation	(15) - (17)
Other costs (1)	(4) - (6)
Non-GAAP SG&A expense	$183 - 187

RECONCILIATION OF GAAP R&D EXPENSE TO NON-GAAP R&D EXPENSE

GUIDANCE FOR THE YEAR ENDING DECEMBER 31, 2016

(in millions)

GAAP R&D expense	$33 - 36
Stock based compensation	(1)
Non-GAAP R&D expense	$32 - 35

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company’s defense of Horizon Pharma’s hostile takeover attempt